UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 2004



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------


           DELAWARE                       0-18121                 36-3664868
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

  55TH STREET & HOLMES AVENUE                                       60514
   CLARENDON HILLS, ILLINOIS                                     (Zip Code)
(Address of principal executive
          offices)



        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

         Attached as Exhibit 99.1 is a copy of the Press Release issued by MAF Bancorp, Inc. on April 22, 2004 announcing the corporation's financial results for the first quarter of 2004, which is incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MAF BANCORP, INC.


                                               By:  /s/ Jerry A. Weberling
                                                    ----------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                      Chief Financial Officer

Date:  April 22, 2004

                                INDEX TO EXHIBITS

Exhibit

Exhibit 99.1    Press Release dated April 22, 2004.